EXHIBIT 99.2

GLOBALWISE INVESTMENTS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction to the Unaudited Pro Forma Condensed Combined Financial Statements

On February 10, 2012, Globalwise Investments, Inc. (“Globalwise”) consummated a share exchange transaction with Intellinetics, Inc. (“Intellinetics”), acquiring all of its outstanding shares (“Share Exchange”). Intellinetics, founded in 1996, is an enterprise content management software development, sales and marketing company serving both public and private sector clients. In connection with the Share Exchange, after December 31, 2011, Intellinetics issued short term notes for an aggregate of $356,556 and contingently convertible notes for an aggregate of $120,000, in addition to short term notes of $472,500 that were issued principally during the fourth quarter of 2011.

The following unaudited pro forma condensed combined financial statements are derived from our historical combined financial statements and give effect to the Share Exchange.

Share Exchange with Globalwise

Globalwise and Intellinetics entered into a Securities Exchange Agreement on February 10, 2012 (the “Closing Date”), and consummated the Share Exchange on the same day. As a result of the Share Exchange, Globalwise became the legal acquirer of the business of Intellinetics, and Globalwise will continue the existing business operations of Intellinetics as a wholly owned subsidiary of Globalwise. Intellinetics will remain as the surviving operating company. The term, “the Company” refers to Globalwise and its subsidiary after the effect of the Share Exchange. Intellinetics is considered the acquirer for accounting purposes because the management of Intellinetics was in control of the Company after the Share Exchange. The Share Exchange was accounted for as a recapitalization of Intellinetics. As a result of the Share Exchange, the stockholders of Intellinetics received 4,650 shares of Globalwise common stock in exchange for each one share of Intellinetics common stock owned prior to the Share Exchange.

Upon the closing of the Share Exchange:

(i)	the stockholders of Intellinetics surrendered all of the issued and outstanding shares of Intellinetics’ capital stock, and received, in exchange for such shares, an aggregate of 28,034,850 shares of common stock of Globalwise on a 4,650-for-1 basis;

(ii)	the Globalwise pre-transaction stockholders retained 4,556,000 shares of the common stock of Globalwise;

(iii)	Intellinetics paid $220,000 on November 16, 2011, and an additional $85,000 on the Closing Date of the Share Exchange to the stockholders of Globalwise in connection with the Share Exchange, to provide both a reimbursement of professional fees incurred by Globalwise and for the split off of the net liabilities of Globalwise at closing.

The Share Exchange was intended to be a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, with the result that stockholders of Intellinetics will not incur any income tax liability as a result of the Share Exchange.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011 was prepared under the assumption that the Share Exchange was consummated on January 1, 2011.

The unaudited pro forma condensed combined balance sheet as of December 31, 2011, was prepared under the assumption that the Share Exchange was consummated on December 31, 2011.

The unaudited pro forma condensed combined financial statements are based upon information and assumptions available at the time of release of this document. The pro forma condensed combined financial statements do not purport to represent, and are not necessarily indicative of, what the Company’s actual financial position and results of operations would have been had the various events occurred on the dates indicated.

These unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the following: (i) the Globalwise audited historical financial statements and the notes thereto for the year ended December 31, 2011, previously filed with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended, and incorporated herein by reference; and (ii) the Intellinetics financial statements and the notes thereto for the year ended December 31, 2011, included as Exhibit 99.1 to the Current Report on Form 8-K/A of which this Exhibit 99.2 is a part.

GLOBALWISE INVESTMENTS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

DECEMBER 31, 2011

	Globalwise		Pro Forma Adjustments				Pro forma
	Investments, Inc.	Intellinetics, Inc.	Debit	Note	Credit	Note	As Adjusted
	Note 1	Note 2
ASSETS
Current assets:			$5,600	3	$225,000	11
			120,000	9	68	5
			356,556	6	85,000	4
Cash and cash equivalents	$68	$140,271					$312,427
Accounts receivable, net	—	335,453					335,453
Prepaid expenses and other current assets	—	18,398					18,398

Total current assets	68	494,122	482,156		310,068		666,278
Capital assets, net	—	32,771					32,771
Other assets	—	46,404					46,404

Total assets	$68	$573,297	$482,156		$310,068		$745,453

LIABILITIES, EXCESS OF LIABILITIES OVER ASSETS (DEFICIT) AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$9,837	$389,080	$9,837	5	$—		$389,080
Deferred revenues	—	964,043					964,043
					120,000	9
Notes payable, current	71,995	747,778	71,995	5	356,556	6	1,224,334

Total current liabilities	81,832	2,100,901	81,832		476,556		2,577,457
Long-term liabilities:
Deferred compensation	—	215,011					215,011
Notes payable	—	1,528,915					1,528,915
Notes payable—related parties	—	262,707					262,707
Deferred interest	—	17,063					17,063
Other long-term liabilities—related parties	—	157,859					157,859

Total long-term liabilities	—	2,181,555	—		—		2,181,555

Total liabilities other than shares	81,832	4,282,456	81,832		476,556		4,759,012

Shares subject to mandatory redemption		111,235	111,235	3			—

Total liabilities	81,832	4,393,691	193,067		476,556		4,759,012
Excess of liabilities over assets (deficit)	—	(3,820,394)			3,820,394	3	—

Stockholders’ deficit:
Common stock, $0.001 par value	4,556	—			28,035	8	32,591
			225,000	11
			28,035	8
			118,108	7	3,961,150	10
			3,703,559	3	81,764	5
Additional paid-in capital	31,788	—	—				—
			3,961,150	10
Accumulated deficit	(118,108)	—	85,000	4	118,108	7	(4,046,150)

Total stockholders’ deficit	(81,764)	—	8,120,852		4,189,057		(4,013,559)

Total liabilities, excess of liabilities over assets and stockholders’ deficit	$68	$573,297	$8,313,919		$8,486,007		$745,453

See footnotes to unaudited pro forma condensed combined financial statements

GLOBALWISE INVESTMENTS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	Globalwise		Pro Forma Adjustments				Pro forma
	Investments, Inc.	Intellinetics, Inc.	Debit	Note	Credit	Note	As Adjusted
	Note A	Note B
Revenues:
Sale of software licenses without modification	$—	$137,068					$137,068
Sale of software licenses with substantive modification	—	542,801					542,801
Software as a service	—	143,428					143,428
Software maintenance service	—	633,302					633,302
Consulting services only	—	269,153					269,153

Total revenues	—	1,725,752					1,725,752

Cost of revenues:
Sale of software without modification	—	17,001					17,001
Sale of software with licenses with substantive modification	—	454,330					454,330
Software as a service	—	26,375					26,375
Software maintenance service	—	105,035					105,035
Consulting services only	—	222,185					222,185

Total cost of revenues	—	824,926					824,926

Gross Profit	—	900,826					900,826

Operating expenses:
General and administrative	10,149	1,388,315					1,398,464
Sales and marketing	—	737,680					737,680
Depreciation	—	40,437					40,437

Total operating expenses	10,149	2,166,432					2,176,581

Loss from operations	(10,149)	(1,265,606)					(1,275,755)
			12,000	D
Interest expense, net	(5,663)	(174,456)	25,076	C			(217,195)

Net loss	$(15,812)	$(1,440,062)					$(1,492,950)

Basic and diluted net loss per share	$(0.00)						$(0.05)

Weighted average number of common shares outstanding-basic and diluted	4,556,000	6,029	28,028,821	E			32,590,850

See footnotes to unaudited pro forma condensed combined financial statements

GLOBALWISE INVESTMENTS, INC.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

I. Background

Share Exchange with Intellinetics

Globalwise consummated the Share Exchange with Intellinetics on February 10, 2012, the Closing Date. After the transaction, Intellinetics became the surviving company for accounting purposes.

II. Pro Forma Adjustments

The following pro forma adjustments give effect to this Share Exchange:

Pro Forma Condensed Combined Balance Sheet – as of December 31, 2011

Note 1	Derived from the Globalwise financial statements as of December 31, 2011, as filed with the SEC on January 31, 2012.

Note 2	Derived from the Intellinetics financial statements as of December 31, 2011, included as Exhibit 99.1 to the Current Report on Form 8-K/A of which this Exhibit 99.2 is a part.

Pro forma adjustments:

Note 3	To reflect the elimination of a liability associated with mandatory stockholder redemption rights and the historical deficit of Intellinetics; to record the receipt of stock subscriptions of $5,600. The redemption rights were rescinded upon the completion of the Share Exchange.

	Debit	Credit
Cash	$5,600
Shares subject to mandatory redemption	111,235
Additional paid-in capital	3,703,559
Excess of liabilities over assets (deficit)		$3,820,394

Note 4	To record the Intellinetics payment to the stockholders of Globalwise on the Closing Date, to provide both a reimbursement of professional fees incurred by Globalwise and for the split off of the net liabilities of Globalwise on the Closing Date.

	Debit	Credit
Accumulated deficit	$85,000
Cash		$85,000

Note 5	To record the split off of the Globalwise pre-transaction assets and liabilities.

	Debit	Credit
Accounts payable and accrued expenses	$9,837
Notes payable, current	71,995
Additional paid-in capital		$81,764
Cash		68

Note 6	To record the issuance of notes payable by Intellinetics to an advisor for cash.

	Debit	Credit
Cash	$356,556
Notes payable, current		$356,556

GLOBALWISE INVESTMENTS, INC.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Pro Forma Adjustments, continued

Note 7	To eliminate the accumulated deficit of Globalwise.

	Debit	Credit
Additional paid-in capital	$118,108
Accumulated deficit		$118,108

Note 8	To record the exchange of 6,029 shares of common stock of Intellinetics (after the effect of an issuance of 1,135 additional Intellinetics shares) into 28,034,850 shares of Globalwise, par value $0.001 per share, on a 4,650-for-1 basis, in connection with the Share Exchange.

	Debit	Credit
Additional paid-in capital	$28,035
Common stock		$28,035

Note 9	To record the issuance by Intellinetics of 10% contingently convertible notes payable for cash.

	Debit	Credit
Cash	$120,000
Notes payable		$120,000

Note 10	To record the transfer of the deficit in additional paid-in capital to accumulated deficit.

	Debit	Credit
Accumulated deficit	$3,961,150
Additional paid-in capital		$3,961,150

Note 11	To record the professional fees and other costs incurred in connection with the Share Exchange.

	Debit	Credit
Additional paid-in capital	$225,000
Cash		$225,000

Pro Forma Condensed Combined Statement of Operations—For the Year Ended December 31, 2011

Note A	Derived from the Globalwise financial statements for the year ended December 31, 2011, as filed with the SEC on January 31, 2012.

Note B	Derived from the Intellinetics financial statements for the year ended December 31, 2011, included as Exhibit 99.1 to the Current Report on Form 8-K/A, of which this Exhibit 99.2 is a part.

GLOBALWISE INVESTMENTS, INC.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

II. Pro Forma Adjustments, continued

Pro forma adjustments:

Note C	To record interest expense on the notes to an advisor of $829,056 at 3.25% per annum, less the interest expense previously recognized during 2011.

Total notes payable issued to advisor	$829,056
Interest rate	3.25%

Total interest expense	26,944
Less interest previously recorded in 2011	(1,868)

Pro forma adjustment for interest expense	$25,076

Note D	To record interest expense on the contingently convertible notes for $120,000 at 10% per annum.

Note E	To record the exchange of 4,650 shares of Globalwise common stock for each one share of Intellinetics common stock in connection with the Share Exchange.

Intellinetics
Shares outstanding December 31, 2011	6,029
Adjustment for 4,650-to-1 exchange for Globalwise common stock	28,028,821

As adjusted for exchange	28,034,850